Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes using the enacted tax rates and laws that are currently in effect. Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2014, 2013 and 2012 were as follows:

	2014	2013	2012
Deferred tax assets:
Exit costs, environ-mental and other similar items	$56,441	$45,322	$45,403
Deferred employee benefit items	55,765	32,600	93,039
Other items (each less than 5 percent of total assets)	85,841	53,727	73,388
Total deferred tax assets	$198,047	$131,649	$211,830
Deferred tax liabilities:
Depreciation and amortization	$227,765	$214,696	$202,891

Netted against the Company’s other deferred tax assets were valuation allowances of $1,725, $7,390 and $11,474 at December 31, 2014, 2013 and 2012, respectively. These reserves resulted from the uncertainty as to the realization of the tax benefits from foreign net operating losses and other foreign assets. The Company has $30,750 of domestic net operating loss carryforwards acquired through acquisitions that have expiration dates through the tax year 2037 and foreign net operating losses of $60,943. The foreign net operating losses are related to various jurisdictions that provide for both indefinite carryforward periods and others with carryforward periods that range from the tax years 2019 to 2034.
Significant components of the provisions for income taxes were as follows:

	2014	2013	2012
Current:
Federal	$308,283	$229,997	$207,791
Foreign	53,045	42,543	51,264
State and local	50,049	33,082	27,642
Total current	411,377	305,622	286,697
Deferred:
Federal	(14,974)	30,384	8,692
Foreign	(7,361)	(9,041)	(16,964)
State and local	3,297	6,432	(2,150)
Total deferred	(19,038)	27,775	(10,422)
Total provisions for income taxes	$392,339	$333,397	$276,275

The provisions for income taxes included estimated taxes payable on that portion of retained earnings of foreign subsidiaries expected to be received by the Company. The effect of the repatriation provisions of the American Jobs Creation Act of 2004 and the provisions of the Income Taxes Topic of the ASC, was $(1,887) in 2014, $4,411 in 2013 and $7,572 in 2012. A provision was not made with respect to $3,683 of retained earnings at December 31, 2014 that have been invested by foreign subsidiaries. The unrecognized deferred tax liability related to those earnings is approximately $539.
Significant components of income before income taxes as used for income tax purposes, were as follows:

	2014	2013	2012
Domestic	$1,113,527	$969,790	$712,873
Foreign	144,698	116,168	194,436
	$1,258,225	$1,085,958	$907,309

A reconciliation of the statutory federal income tax rate to the effective tax rate follows:

	2014	2013	2012
Statutory federal income tax rate	35.0%	35.0%	35.0%
Effect of:
State and local income taxes	2.8	2.4	1.8
Investment vehicles	(2.5)	(2.1)	(2.1)
Domestic production activities	(2.5)	(2.2)	(1.9)
Other - net	(1.6)	(2.4)	(2.4)
Effective tax rate	31.2%	30.7%	30.4%

The 2014 state and local income tax component of the effective tax rate increased compared to 2013 primarily due to an increase in domestic income before income taxes in 2014 compared to 2013. The tax benefit related to investment vehicles increased in 2014 compared to 2013 due to an increase in income tax credits recognized and the favorable impact of the Company's capital position in these investments. The domestic production activities component of the effective tax rate increased due to an increase in qualified production activities income as well as an increase in domestic taxable income in 2014 compared to 2013.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The IRS commenced an examination of the Company's U.S. income tax returns for the 2010, 2011 and 2012 tax years in the fourth quarter of 2013. Fieldwork is expected to be completed during 2015. At this time, the Company has determined that an insignificant refund is due for issues under review during this audit period. The refunds relate to tax credits not recognized on the returns when initially filed and the reversal of adjustments made to depreciation in prior audit cycles.
As of December 31, 2014, the Company is subject to non-U.S. income tax examinations for the tax years of 2007 through 2014. In addition, the Company is subject to state and local income tax examinations for the tax years 2004 through 2014.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2014	2013	2012
Balance at beginning of year	$30,997	$28,119	$29,666
Additions based on tax positions related to the current year	3,370	3,480	3,760
Additions for tax positions of prior years	4,428	5,059	7,392
Reductions for tax positions of prior years	(2,349)	(3,378)	(6,583)
Settlements	(4,089)	(103)	(1,139)
Lapses of Statutes of Limitations	(797)	(2,180)	(4,977)
Balance at end of year	$31,560	$30,997	$28,119

Included in the balance of unrecognized tax benefits at December 31, 2014, 2013 and 2012 is $28,208, $27,767 and $25,011 in unrecognized tax benefits, the recognition of which would have an effect on the effective tax rate.
Included in the balance of unrecognized tax benefits at December 31, 2014 is $4,372 related to tax positions for which it is reasonably possible that the total amounts could significantly change during the next twelve months. This amount represents a decrease in unrecognized tax benefits comprised primarily of items related to federal audits of partnership investments, assessed state income tax audits, federal and state settlement negotiations currently in progress and expiring statutes in federal, foreign and state jurisdictions.
The Company classifies all income tax related interest and penalties as income tax expense. During the years ended December 31, 2014 and 2013, there was an increase in income tax interest and penalties of $2,144 and $103, respectively. In the 2012 tax year, there was a release of $1,532. At December 31, 2014, 2013 and 2012, the Company accrued $5,732, $6,246 and $6,178, respectively, for the potential payment of interest and penalties.